Exhibit 99.1
MERCANTILE BANCORP ANNOUNCES ANTICIPATED
THIRD QUARTER 2009 RESULTS
Quincy, IL, November 17, 2009 — Mercantile Bancorp, Inc. (NYSE Amex: MBR) today reported its anticipated results for the third quarter ended September 30, 2009. The Company anticipates an unaudited net loss of $1.4 million or $(.16) per share for the quarter ended September 30, 2009, compared with a net loss of $1.7 million or $(0.19) per share for the third quarter 2008. The Company expects to report $1.69 billion of total assets at September 30, 2009, compared with $1.77 billion at December 31, 2008 and $1.75 billion at September 30, 2008. Total loans, net of allowance for loan losses, should stand at $1.25 billion at September 30, 2009, compared with $1.32 billion at year-end 2008 and $1.27 billion at September 30, 2008.
The Company today also announced it anticipates it will file its quarterly report on Form 10-Q with the U.S. Securities and Exchange Commission later this week. The Company had planned to file the report yesterday, November 16. However, due to unanticipated delays in gathering information that may impact disclosures in the quarterly report, the Company postponed the filing of the report.
Ted T. Awerkamp, President and Chief Executive Officer of the Company, noted that the Company’s core operations demonstrated encouraging results and relative stability year-over-year. Anticipated total deposits of $1.43 billion at September 30, 2009, were consistent with $1.44 billion at September 30, 2008, and down slightly compared with $1.46 billion at December 31, 2008. Third quarter 2009 net interest income is expected to be $11.6 million compared with $11.7 million in the third quarter of 2008. Total noninterest income estimated at $3.3 million in the third quarter of 2009 rose slightly compared with $3.1 million for the three months ended September 30, 2008. Asset management and brokerage activities are expected to be down slightly year-over-year, offset by higher customer service fee income and gains on loan sales.
“The performance of our largest subsidiary banks, Mercantile Bank and HNB Bank, continued to reflect strength and, in some key areas, growth,” said Awerkamp. “We noted a number of positive trends at these banks, including anticipated year-over-year loan and net income growth at Mercantile Bank and expected year-over-year deposit growth at HNB, which the Company believes will also record its best net income in three quarters.
“Sound management of interest rate exposure enabled Mercantile Bank to lower its cost of funds in each of the past six quarters, while expanding its net interest margin. Mercantile Bank expects to record third quarter 2009 net income of $1.3 million, its highest in several quarters. Likewise, HNB Bank has achieved consecutive quarter increases in net income since December 31, 2008, while maintaining stability in assets, deposits and loans.”
Addressing the recapitalization plan, Awerkamp explained: “For several quarters, the Company’s performance has felt the negative impact of legacy loan issues at our Florida and Kansas subsidiaries. We have taken aggressive steps to turn these banks around and are definitely seeing positive results. With legacy loan issues identified and being managed through conclusion, this action gives the management teams of those banks the freedom and capital adequacy to focus on a return to profitability.”
He also noted the management team at Heartland Bank in Leawood, Kansas, working closely with Mercantile Bancorp management, has generated consecutive quarter improvements in net interest margin in 2009. Mercantile has a 56% controlling interest in Heartland’s parent corporation, Mid-America Bancorp, Inc. Awerkamp explained Heartland has been aggressive in reserving for potential losses and in working to liquidate their problem assets, and expects to have narrowed its net loss in the third quarter of 2009 compared with the third quarter of 2008. For the nine months ended September 30, 2009, Mercantile Bancorp anticipates recognizing a loss of $1.8 million related to its interest in Mid-America versus a $2.6 million loss for the same period in 2008.
For the nine months ended September 30, 2009, Mercantile Bancorp expects to report a net loss of $54.3 million or $(6.24) per share compared with a net loss of $2.1 million or $(0.24) per share in the first nine months of 2008. A significant portion of the 2009 loss reflects a non-cash goodwill impairment loss of $44.6 million related to its Royal Palm acquisition, which was recorded in the second quarter of 2009. Also in the first nine months of 2009, the Company recognized non-cash impairment charges on its equity investments in other financial institutions of approximately $3.2 million. Expenses during the period include deposit insurance premiums of about $3.1 million compared with $715,000 in the nine months of 2008. These increased premiums include a special assessment levied by the FDIC in second quarter 2009.
Net interest income in the nine-month period ended September 30, 2009, was expected to be $32.7 million compared with $32.8 million for the same period in the prior year. Awerkamp explained that the Company’s ability to significantly lower total interest expense was a key factor in maintaining expected 2009 net interest income at a level expected to be comparable to 2008. Management noted the Company, on a year-over-year basis, had slightly lower operating costs, including salaries and benefits, occupancy and equipment expense. Numerous cost and expense management programs were implemented more than a year ago, and these have helped its subsidiary banks maintain stable performance in a difficult economy while providing uncompromised levels of service to customers.
About Mercantile Bancorp
Mercantile Bancorp, Inc. is a Quincy, Illinois-based bank holding company with majority-owned subsidiaries consisting of three banks in Illinois and one each in Missouri, Kansas, and Florida, where the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. The Company also operates a Mercantile Bank branch office in Indiana. In addition, the Company has minority investments in eight community banks in Missouri, Georgia, Florida, Colorado, California and Tennessee. Further information is available on the company’s website at www.mercbanx.com.

Forward-Looking Statements
This press release may contain “forward-looking statements” which reflect the Company’s current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in our Annual Report on Form 10-K for the year ended December 31, 2008, and Forms 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, as on file with the Securities and Exchange Commission, and include, among other factors, the following: general business and economic conditions on both a regional and national level; fluctuations in real estate values; the level and volatility of the capital markets, interest rates, and other market indices; changes in consumer and investor confidence in, and the related impact on, financial markets and institutions; estimates of fair value of certain Company assets and liabilities; federal and state legislative and regulatory actions; various monetary and fiscal policies and governmental regulations; changes in accounting standards, rules and interpretations and their impact on the Company’s financial statements. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any forward-looking statements in this release speak only as of the date of the release, and we do not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.